SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 18549

                            PRELIMINARY SCHEDULE 14C
                                 (Rule 14C-101)

                       SCHEDULE 14C INFORMATION STATEMENT

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d)(1))
[_]  Definitive Information Statement


                    Clements Golden Phoenix Enterprises, Inc.
                     --------------------------------------
                (Name of Registrant As Specified In Its Charter)


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                    Clements Golden Phoenix Enterprises, Inc.
                               3135 S.W. Mapp Road
                        P.O. Box 268, Palm City, FL 34991

                                 April 29, 2003

RE: Notice of Action by Written Consent of Stockholders to be Effective May 19, 2003

     Dear Stockholder:

     We are  notifying  our  stockholders  of record on April 1, 2003,  that the holders of a majority of the voting power of Clements Golden Phoenix Enterprises, Inc., a Florida corporation (the "Company"), plan to approve the following actions by written consent in lieu of a special meeting, to be effective May 19, 2003:

     1. An amendment to the Company's articles of incorporation to change the Company's name from Clements Golden Phoenix Enterprises, Inc. to Atlas Resources International, Inc.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     An information statement containing a detailed description of the matters to be adopted by written consent in lieu of a special meeting of stockholders accompanies this notice. You are urged to read the information statement in its entirety for a description of the actions to be taken by the holders of a majority of the voting power of the Company.

     The Company will first mail this information statement to stockholders on or about May 9, 2003.

By Order of the Board of Directors

/s/ Joseph Rizzuti
April 29, 2003


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


                    Clements Golden Phoenix Enterprises, Inc.
                               3135 S.W. Mapp Road
                        P.O. Box 268, Palm City, FL 34991
                                 (561) 287-5958

                              INFORMATION STATEMENT

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

     We are sending you this Information Statement to inform you that the actions described in this Information Statement will be adopted by the written consent of the holders of a majority of the voting power of the Company in lieu of a special meeting effective May 19, 2003.

                      Information about the Special Meeting

     What actions will be taken by the written consent of the holders of a majority of the voting power of the Company in lieu of a special meeting?

     The holders of a majority of the voting power of the Company will take the following actions by written consent in lieu of a special meeting effective May 19, 2003:

     1. Approval of an amendment to change the Company's name from Clements Golden Phoenix Enterprises, Inc. to Atlas Resources International, Inc.

     THE HOLDERS OF A MAJORITY OF THE VOTING POWER OF THE COMPANY HAVE EXECUTED A WRITTEN CONSENT ACTION ADOPTING AND APPROVING EACH OF THESE ACTIONS EFFECTIVE MAY 19, 2003. AS SUCH, ADOPTION AND APPROVAL OF THE ACTIONS IS ASSURED EFFECTIVE MAY 19, 2003.

How many votes are required to adopt the actions?

     The approval and adoption of an amendment to the articles of incorporation to change the Company's name from Clements Golden Phoenix Enterprises, Inc. to Atlas Resources International, Inc. requires the consent of the holders of a majority of the voting power of the Company.

     The Company had 11,714,241 shares of common stock outstanding as of April 1, 2003. Each share of common stock is entitled to one vote. The holders of a majority of the outstanding shares of common stock have executed a written consent in lieu of a special meeting which is effective on May 19, 2003. As a result all actions described in this Information Statement will be effected on May 19, 2003 or as soon thereafter as practicable.

What is the effect of the change of the Company's name from Clements Golden Phoenix Enterprises, Inc. to Atlas Resources International, Inc.?

     Approval and adoption of an amendment to the articles of incorporation to change the Company's name from Clements Golden Phoenix Enterprises, Inc. to Atlas Resources International, Inc. will have no immediate effect on the shareholders of the Company. No substitution of stock certificates is required


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


on the part of current stockholders of the Company. The name change will result in the name of the trading symbol on the Over the Counter Bulletin Board ("OTCBB"), where the Company's common stock is currently quoted. The new trading symbol is unknown at this time and will be designated by the National Association of Securities Dealers ("NASD") at the appropriate time. Additionally, a new CUSIP number will be issued by the CUSIP Service Bureau.

Am I entitled to dissenter's rights?

     The Florida Statutes, 1987, as amended do not provide for dissenter's rights for the actions to be taken by written consent in lieu of a special meeting.

Why is the Company changing its name?

     We  are  changing  the  Company's   name  from  Clements   Golden   Phoenix
Enterprises, Inc. to Atlas Resources International, Inc. because the new name better reflects the business identity of the Company.

         Action 1--Approval of Amendment to Articles of Incorporation to Change the Company's name from Clements Golden Phoenix Enterprises, Inc. to
                       Atlas Resources International, Inc.

     The board of directors and the holders of a majority of the voting power of the Company have approved an amendment to the Company's articles of incorporation to change the Company's name from Clements Golden Phoenix Enterprises, Inc. to Atlas Resources International, Inc. The form of the certificate of amendment to the articles of incorporation is attached as Exhibit A to this Information Statement.

                                  Other Matters

     No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.


BY ORDER OF THE BOARD OF DIRECTORS

 /s/ Joseph Rizzuti
Joseph Rizzuti
Sole officer and director


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Exhibit A

               Form of Amendment to the Articles of incorporation
 To Change the Company's name from Clements Golden Phoenix Enterprises, Inc. to
                       Atlas Resources International, Inc.


                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                    Clements Golden Phoenix Enterprises, Inc.

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida profit corporation adopts the following articles of amendment to its articles of incorporation:

FIRST: Amendment(s) adopted: (indicate article number(s) being amended, added or deleted)

                                 ARTICLE I: NAME

The name of the corporation shall be Atlas Resources International, Inc.: The principal place of business of this corporation shall be 3135 S.W. Mapp Road, P.O. Box 268, Palm City, FL 34991.

SECOND:  If  an  amendment  provides  for  an  exchange,   reclassification   or
cancellation of issued shares, provisions for implementing if not contained in the amendment itself, are as follows:

THIRD: The date of each amendment's adoption: April 22, 2003 to be effective May 19, 2003.

FOURTH: Adoption of Amendment(s) (CHECK ONE)

__X__ The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) was/were sufficient for approval.

______ The amendment(s) was/were approved by the shareholder through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

          "The number of votes cast for the amendment(s) was/were sufficient for approval by__________________________" voting group

______ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

______    The  amendment(s)   was/were  adopted  by  the  incorporators  without
          shareholder action and shareholder action was not required.

Signed this 22nd day of April, 2003.

Sign name /s/ Joseph Rizzuti
          ------------------

(By the Chairman or Vice Chairman of the Board of Directors,
President or other officer by the shareholders)
                OR
(By a director if adopted by the directors)
                OR

(By an incorporator if adopted by the incorporators)

        Joseph Rizzuti
---------------------------------
        Typed or printed name

    sole officer and director
---------------------------------
        Title

                                       A-1